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                                                                   Exhibit 99(m)

                  [LETTERHEAD OF RICHARDS, LAYTON & FINGER, PA]



                                _______ __, 200_


To The Parties Listed On
  Schedule A Attached Hereto

                  Re:      NWA Class D Certificate Trust
                           -----------------------------

Ladies and Gentlemen:

                  We have acted as special Delaware counsel to NWA Class D Certificate Trust (the "Trust"), a Delaware business trust existing pursuant to the Trust Agreement, dated as of _______ __, 200_ ( the "Trust Agreement"), between Northwest Airlines, Inc. ("Northwest") and Wilmington Trust Company, as trustee (the "Trustee"). This opinion is being delivered pursuant to your request. Capitalized terms used herein and not otherwise defined are used as defined in, or by reference in, the Trust Agreement, except that reference herein to any document shall mean such document as in effect on the date hereof.

                  We have examined originals or copies of the following documents:

                  (a)      The Trust Agreement;

                  (b) A certified copy of the certificate of trust (the "Certificate of Trust") of the Trust, which was filed with the Secretary of State of the State of Delaware (the "Secretary of State") on _______ __ , 200_; and

                  (c) A certificate of good standing, dated _______ __, 200_, obtained from the Secretary of State with respect to the Trust.
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To The Parties Listed On
  Schedule A Attached Hereto

_______ __, 200_
Page 2


                  For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (c) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (c) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

                  With respect to all documents examined by us, we have assumed
(i) the authenticity of all documents submitted to us as authentic originals,
(ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

                  For purposes of this opinion, we have assumed (i) that the Trust Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation, and termination of the Trust, and that the Trust Agreement and the Certificate of Trust have not been amended, (ii) except to the extent provided in paragraph 1 below, the due creation, due formation or due organization, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, formation or organization, (iii) the legal capacity of each natural person who is a party to the documents examined by us, (iv) except to the extent provided in paragraphs 1 and 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a trustee as required by the Delaware Business Trust Act, 12 DEL. C. ss.3801 ET SEQ. (the "Act") and filing documents with the Secretary of State) or employees in the State of Delaware and (vii) that the execution, delivery and performance of the documents examined by us by each of the parties thereto does not and will not violate or require any consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action under, any agreement, indenture or instrument to which it is a party or by which it is bound or any provision of any law, rule, regulation, judgment, order, writ, injunction or decree of any court or governmental authority applicable to it or any of its property.
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To The Parties Listed On
  Schedule A Attached Hereto

_______ __, 200_
Page 3


                  Based upon and subject to the foregoing and subject to the assumptions, qualifications and limitations set forth herein, it is our opinion that:

                  1. The Trust has been duly formed and is validly existing in good standing as a business trust under the Act, and has the power and authority under the Trust Agreement and the Act to own or hold its property.

                  2. The Trust Agreement constitutes a legal, valid and binding agreement of Northwest and the Trustee, enforceable against Northwest and the Trustee, in accordance with its terms.

                  3. Under ss. 3803(a) of the Act, Northwest, in its capacity as a beneficial owner of the Trust, is entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware, except to the extent otherwise provided in the Trust Agreement.

                  4. No creditor of Northwest, in its capacity as a beneficial owner of the Trust, or any other beneficial owner of the Trust shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust, except in accordance with the terms of the Trust Agreement, and such persons may not acquire any greater rights than Northwest or any other beneficial owner might have with respect to the Trust Agreement.

                  5. Neither a Delaware court nor a federal court sitting in Delaware and applying federal law or Delaware law, if properly presented with the issue and after having properly considered such issue, would permit Northwest to terminate the Trust Agreement, except in accordance with its terms or with the consent of the Class D Trustee and the Other Trustee.

                  6. The Trust is a separate legal entity and, insofar as the substantive law of the State of Delaware is applicable, the Trust rather than any beneficial owner of the Trust will hold whatever title to such property as may be conveyed to it from time to time pursuant to the Trust Agreement or otherwise, except to the extent that the Trust has taken action to dispose of or otherwise transfer or encumber any such property.

                  7. Under the Act and the Trust Agreement, no beneficial owner of the Trust (including, without limitation, Northwest) will have a severable ownership interest in any individual asset of the Trust or any right of partition or possession thereof.

                  The foregoing opinions may be subject to the following assumptions, exceptions and qualifications:
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To The Parties Listed On
  Schedule A Attached Hereto

_______ __, 200_
Page 4


                  A. The foregoing opinions are limited to the laws of the State of Delaware and, in the case of paragraph 5 above, Title 11 of the United States Code entitled "Bankruptcy" (the "Bankruptcy Code") that are currently in effect. We express no opinion with respect to (i) other federal laws, including, without limitation, the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, the Investment Company Act of 1940, as amended, or the Federal Aviation Act of 1958, as amended, (ii) state securities or blue sky laws or
(iii) laws relating to the particular nature of the Trust assets.

                  B. The foregoing opinions regarding enforceability and the opinions in paragraphs 3, 4, 6 and 7 are subject to (i) applicable bankruptcy, insolvency, moratorium, reorganization, receivership, fraudulent transfer and similar laws affecting the rights and remedies of creditors generally, (ii) general principles of equity including applicable law relating to fiduciary duties (regardless of whether considered in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                  C. The opinion set forth in paragraph 5 is subject to, and we express no opinion with respect to (i) applicable avoidance actions, E.G., fraudulent conveyance and preference laws (including ss. 547 and ss. 548 of the Bankruptcy Code) or (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law).

                  D. We have not participated in the preparation of any offering materials with respect to assets to be held by the Trust and assume no responsibility for their contents.

                  E. The opinion in paragraph 5 should be interpreted in accordance with the Special Report by The TriBar Opinion Committee, OPINIONS IN THE BANKRUPTCY CONTEXT: RATING AGENCY, STRUCTURED FINANCING AND CHAPTER 11 TRANSACTIONS, 46 Bus. Law. 717 (1991).

                  This opinion may be relied upon by you in connection with the matters set forth herein, subject to the understanding that this opinion is given on the date hereof and only with respect to laws currently in effect. Otherwise, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.


                                              Very truly yours,



EAM/RJF
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                                   SCHEDULE A

Northwest Airlines, Inc.

Wilmington Trust Company

Standard & Poor's Ratings Services

Salomon Smith Barney Inc.

J.P. Morgan Securities, Inc.

Credit Suisse First Boston Corporation

Deutsche Banc Alex, Brown Inc.

Morgan Stanley & Co. Incorporated

U.S. Bancorp Piper Jaffray Inc.

State Street Bank and Trust Company
   of Connecticut, National Association,
   as Pass Through Trustee